April 26, 2016

Supplement

SUPPLEMENT DATED APRIL 26, 2016 TO THE PROSPECTUS OF
Morgan Stanley Mortgage Securities Trust, dated February 29, 2016
(the "Fund")

Effective on or about May 6, 2016, the penultimate paragraph of the section of the Prospectus entitled "Fund Summary—Principal Investment Strategies" is hereby deleted and replaced with the following:

In addition, the Fund may invest up to 20% of its assets in foreign securities, including U.S. dollar-denominated securities issued in the U.S. capital markets by foreign issuers, some of which are commonly known as "Yankee Bonds" and non-U.S. dollar-denominated securities, including Eurobonds.

Effective on or about May 6, 2016, the section of the Prospectus entitled "Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies—Foreign Securities" is hereby deleted and replaced with the following:

Foreign Securities. The Fund may invest up to 20% of its net assets in foreign securities, including U.S. dollar-denominated securities issued in the U.S. capital markets by foreign issuers, some of which are commonly known as "Yankee Bonds," and non-U.S. dollar-denominated securities, including Eurobonds. Such foreign securities may be issued by foreign banks, foreign corporations and/or obligations of foreign governments or their agencies or instrumentalities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSPT-0516